                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 22, 2001



                           BENTON OIL AND GAS COMPANY
             (Exact name of registrant as specified in its charter)



   DELAWARE                          1-10762                     77-0196707
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



                           15835 Park Ten Place Drive
                                    Suite 115
                              Houston, Texas 77084
             (Address of principal executive offices, with zip code)



       Registrant's telephone number, including area code: (281) 579-6700

ITEM 5. OTHER EVENTS.

         On August 22, 2001, the Company announced it had received the requisite consents relating to its solicitation of consents from holders of its 9 3/8% senior notes due 2007 to amend the indenture governing these notes, and a supplemental indenture with respect to the amendment had become operative.

         The Company also announced that the supplemental indenture with respect to the amendment to the indenture governing its 11 5/8% senior notes due 2003 had become operative. The Company previously announced receipt of the requisite consents relating to its solicitation of consents from holders of these notes.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable

(b) Not applicable

(c) Exhibits

    10.1 Supplemental Indenture by and between Benton Oil and Gas Company and US Bank Trust dated August 22, 2001 with respect to the 11 5/8% Senior Notes due 2007

    10.2 Supplemental Indenture by and between Benton Oil and Gas Company and US Bank Trust dated August 22, 2001 with respect to the 9 3/8% Senior Notes due 2003


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 31st day of August, 2001.


                                       BENTON OIL AND GAS COMPANY


                                       By: /s/ Steven W. Tholen
                                          --------------------------------------
                                           Steven W. Tholen,
                                           Senior Vice President & CFO